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                                                                    Exhibit 23.1

                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in the Registration Statement (Form S-8) of Kodiak Energy, Inc. of our report dated April 7, 2006, with respect to our audit of the consolidated financial statements of Kodiak Energy, Inc. and its subsidiaries as of December 31, 2005 which is included in the annual report on Form 10-KSB for the year ended December 31, 2005.


                             /s/ MEYERS NORRIS PENNY



Calgary, Canada

April 19, 2006
















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